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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) February 17, 2005
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                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

              000-25771                                 13-3951476
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        (Commission File Number)             (IRS Employer Identification No.)

       50 Rockefeller Plaza, New York, NY                        10020
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      (Address of Principal Executive Offices)                 (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 17, 2005, the registrant entered into an Amended and Restated Advisory Agreement with its advisor, Carey Asset Management Corp., an affiliate of the registrant. The purpose of the amendment and restatement was to revise
Section 9 of the Advisory Agreement dated June 28, 2000 between the registrant and Carey Asset Management Corp. to permit any fees payable to Carey Asset Management Corp. for services rendered pursuant to such agreement to be payable in cash, shares of the registrant's common stock or a combination of cash and common stock. Prior to the amendment and restatement, all fees other than the Performance Fee were payable only in cash.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index

Exhibit No.                        Exhibit
____________                       _______

    10.5                        Amended and Restated Advisory Agreement

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CORPORATE PROPERTY ASSOCIATES 14
                               INCORPORATED

                                 By: /s/ Gordon F. DuGan
                                     ___________________
                                     Gordon F. DuGan
                                     Co-Chief Executive Officer

Date:  February 22, 2005

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